Exhibit 99.1

Investor Presentation First Quarter 2009

Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "project","intend," and "plan") and statements regarding Citizens' future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens' control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens' filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens' results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are 43rd largest bank holding company in the U.S. ranked by assets $13.0 billion assets and $9.1 billion deposits Presence in 4 Midwest states Largest bank headquartered in MI #6 deposit market share Top 5 deposit ranking in 17 of 41 MSAs #1 Small Business Administration lender Wealth Management business $1.8 billion in trust assets under administration Record trust sales in 2008 No sub-prime, CDO or CLO exposure Regional Banking Structure 231 Branches / 267 ATMs Franchise Overview Franchise Overview

We are a Retail Community Bank East Michigan West Michigan Southeast Michigan Wisconsin & Iowa Ohio East 23.21 16.207 15.938 17.115 3.255 Retail Commercial Wealth Mgt. Specialty Comm. East 52.826 31.411 4.851 9.291 Total Revenue By Region Total Revenue By Line of Business 88% from Regional Banking

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Key Strengths Strong Management Team Management team with broad big bank experience Strong track record of managing turnaround/workout situations in difficult operating environments Deep bench strength Significant Excess Capital Capital ratios are among the highest in peer group Solid capital position to weather a prolonged credit/economic crisis Received $300 million of TARP in December 2008 2008 initiatives enacted to enhance and preserve capital include: $200 million equity raise in second quarter of 2008 Suspended common stock dividend, saving $88 million annually Implemented new SVA/risk-adjusted incentive sales programs Strong Liquidity Position Strong liquidity supported by diversified funding sources Solid core deposit base, with six consecutive quarters of total deposit growth Significant untapped secured borrowing capacity Reduced reliance on short-term wholesale funding Excess cash at the parent company is over 7 years coverage of interest and preferred dividend payment obligations

Key Strengths Favorable Growth Opportunities Attractive Valuation New capital available to profitably grow the balance sheet over time Key cross selling opportunities continue to exist across the retail delivery channel and the broader franchise Positioned to acquire FDIC-assisted deposit portfolios and build market share in attractive Midwest MSAs when appropriate CRBC trades at a significant discount to tangible book value and four times below that of its peers at just 0.31x CRBC is well positioned to survive a continued eroding environment CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile Prudent Credit Culture Hallmark conservative credit culture Diversified loan portfolio Most of the outsized stress was inherited from acquisitions Diligently addressing credit issues Accelerated the recognition of losses Boosted loan loss reserve levels Use of third party servicer (PHH) for mortgage Tightened underwriting criteria

2002 2003 2004 2005 2006 2007 1Q08 2Q08 3Q08 4Q08 1Q09 Tangible Common Equity 0.0773 0.0738 0.0767 0.0769 0.0554 0.059 0.0607 0.0644 0.0733 0.0575 0.0553 Leverage Ratio 0.0718 0.0745 0.0784 0.0798 0.0722 0.0753 0.074 0.0871 0.0876 0.0966 0.0932 2002 2003 2004 2005 2006 2007 1Q08 2Q08 3Q08 4Q08 1Q09 Tier 1 Ratio 0.0918 0.098 0.0996 0.0994 0.0941 0.0918 0.0904 0.108 0.1088 0.1221 0.1216 Total Risk-Based Capital 0.1043 0.1323 0.1332 0.1322 0.119 0.1166 0.1126 0.1303 0.1313 0.1449 0.1421 Significant Excess Capital Levels in Uncertain Economy Reduction due to $156 million non-cash deferred tax asset valuation allowance (TCE would have been 6.9%)

Availability of Capital Under Stress Conditions (1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, and any impairment charges (including goodwill, credit write-downs and fair-value adjustments) caused by this economic cycle. Deferred Tax Asset (DTA) allowance of $155.7 million was booked at 12/31/08. As CRBC recognizes future profits, the off-balance sheet cumulative DTA and net operating losses may be booked as non-cash accounting gains providing additional capital in future years.

Strong Capital Ratios Compared to Peers Source: SNL Financial MRQ as of 5-1-09 CMA WBS FULT CRBC TCB VLY ASBC SUSQ Median TSFG MI FMER STSA CBSH BXS East 0.1539 0.144 0.1425 0.1423 0.1395 0.1391 0.1376 0.1365 0.1365 0.1353 0.1319 0.1311 0.13 0.1231 0.1204 WBS CRBC TSFG VLY ASBC FMER STSA FULT Median TCB SUSQ CMA CBSH BXS MI East 0.1232 0.1217 0.121 0.1207 0.1191 0.1186 0.117 0.1146 0.1146 0.112 0.1113 0.1092 0.1092 0.1079 0.0949 CRBC has strong capital ratios Prudent to enhance capital during uncertain economic conditions $587.9 million excess capital over well- capitalized minimum Tier 1 as 3-31-09 Tier 1 Regulatory Capital 4% - adequacy minimum 6% - well-capitalized minimum Total Capital Ratio Tier 1 Capital

Pre-Tax Pre-Provision Earnings Power Consistent Pre-Tax Pre-Provision Operating Earnings (1) To Handle Credit Volatility (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 Core Deposits 4037.024 4130.668 4457.117 4524.843 4532.859 4427.79 4723.258 Retail CDs 3604.675 3596.754 3454.811 3343.226 3445.801 3565.922 3460.208 Brokered CDs 300.04 574.503 575.049 793.069 1027.415 1058.694 936.058 (in millions) Factors Behind Excess Liquidity Strong Retail Deposit Growth $9,006 $8,487 $8,302 $9,052 $8,661 Six Consecutive Quarters of Deposit Growth 10% Growth $9,120 14% Core Deposit Growth since 12-31-07

Factors Behind Excess Liquidity Less Reliance on Wholesale Funding 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Avg. Loans 9163 9335 9499 9514 9456 9267 8908 Loans/Deposits 1.1384 1.1741 1.1285 1.10576 1.07005 1.02991 0.97708 Avg. Deposits 8049 7951 8417 8604 8837 8998 9117 (in millions) Loans to Deposit Ratio Declining

Factors Behind Excess Liquidity Diversified Funding Sources Core Deposits 0.42 Retail CDs 0.31 Brokered Deposits 0.08 FHLB Advances 0.15 Sub Debt 0.02 Other Long-term Debt 0.009 Short-term Borrowings 0.006 $11.3 billion Holding Company Capital issuance further strengthens holding company liquidity Annual holding company interest and dividend payment obligations of approximately $35 million Bank Funding $4.7 billion core deposit funding (42% of total funding or 52% of total deposits) Significant untapped secured borrowing capacity Minimal reliance on short-term funding High deposit market share in core legacy markets Eligible to issue FDIC-guaranteed unsecured debt up to $230 million through FDIC Temporary Liquidity Guarantee Program (1) Excludes all time deposits (1) Excess Short-term (Liquid) Assets

Factors Behind Excess Liquidity Structural Liquidity Source: SNL Financial MRQ as of 5-1-09 CRBC TCB CBSH VLY CMA FULT MI WBS Median TSFG BXS ASBC SUSQ FMER STSA East 0.98 0.97 0.96 0.96 0.95 0.91 0.9 0.88 0.88 0.86 0.86 0.85 0.82 0.8 0.77 Structural Liquidity = Deposits + LT Debt + Equity as a % of Total Assets

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Land Hold, Development & Construction 0.0016 0.0665 0.0032 0.0592 0.0561 0.2367 0.0677 0.0478 0.0767 Income Producing & Owner-Occupied 0 0.0052 0.0011 0.003 0.0012 0.0172 0.009 0.0393 0.0162 Commercial & Industrial 0 0.003 0.001 0.002 0.0014 0.0009 0.0006 0.0337 0.0134 Consumer 0.0039 0.0045 0.0062 0.0079 0.0079 0.029 0.008 0.0149 0.0119 Total 0.0015 0.0087 0.0034 0.0084 0.0074 0.0293 0.0094 0.0348 0.0167 Majority of Stress from Smallest Portfolio 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Land Hold, Development & Construction 0.023 0.061 0.101 0.12 0.1757 0.0743 0.1066 0.1181 0.1226 Income Producing & Owner-Occupied 0.01 0.009 0.015 0.0163 0.0248 0.014 0.0297 0.0437 0.064 Commercial & Industrial 0.004 0.004 0.004 0.005 0.0076 0.0117 0.0141 0.0248 0.0442 Consumer 0.01 0.012 0.012 0.0163 0.0163 0.0083 0.0163 0.0218 0.0315 Total 0.0122 0.0126 0.0168 0.0199 0.0265 0.0147 0.0247 0.0336 0.049 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Land Hold, Development & Construction 0.015 0.0581 0.0652 0.1132 0.0565 0.0427 0.0813 0.0825 0.0727 Income Producing & Owner-Occupied 0.008 0.017 0.017 0.0294 0.0187 0.026 0.0282 0.0453 0.0405 Commercial & Industrial 0.014 0.011 0.01 0.0153 0.015 0.0109 0.0108 0.0217 0.0197 Consumer 0.014 0.018 0.019 0.0225 0.0183 0.0196 0.0196 0.0236 0.0179 Total 0.0122 0.0185 0.0193 0.0279 0.0199 0.0201 0.0229 0.0319 0.0276 30-89 Day Past Due Portfolio Balances NPLs/ Loans NCOs/ Avg. Loans (annualized) 12-31-06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Commercial & Industrial 2004.9 1993.7 2153.2 2236.2 2557.1 2653.8 2703.8 2703.7 2602.4 2394.436 Income Producing & Owner-Occupied 1237.1 2429.4 2454.5 2452.3 2523 2582.9 2579.2 2532.8 2523.5 2511.2 Land Hold, Land Development & Construction 751.5 727.8 631.5 616.2 574.2 591.5 522.1 537.5 441.2 433.1 Consumer 4027.3 3976.7 3914.6 3846.9 3744.6 3643.9 3604.2 3535.5 3415.7 Total Portfolio % ($ in millions) 17

Diversified Granular Commercial Portfolio C&I Small Business LH, LD & Construction Income Producing Owner Occupied $ 1361.898 402.746 328.859 1181.616 848.875 C&I LH, LD & Construction Income Producing Owner Occupied $ 311.576 74.601 271.1 96.523 C&I LH, LD & Construction Income Producing Owner Occupied $ 276.842 39.626 105.856 38.022 < $5 million $5-$10 million >10 million Total C&I includes $232 million of ABL

Diversified Granular Commercial Portfolio

Manageable Watch List (Accruing) C&I Small Business LH, LD & Construction Income Producing Owner Occupied $ 357.051 29.156 128.196 354.191 198.827 # Loans 782 340 132 417 344

Manageable Delinquencies C&I Small Business LH, LD & Construction Income Producing Owner Occupied $ 26.813 8.717 24.281 56.737 30.354 # Loans 63 88 24 72 58

Manageable Nonperforming Loans C&I Small Business LH, LD & Construction Income Producing Owner Occupied $ 49.226 10.342 53.141 83.904 56.274 # Loans 141 95 150 152 115

Loss Mitigation and Workout Teams 50 FTE focused on commercial loan loss mitigation Centralized and upgraded CRE portfolio management team (total 22 FTE) Focused on servicing performance (age of appraisals, lot release schedules, rent roll updates, construction costs, guarantor liquidity affirmed with current financials) Expanded special loans workout team (total 28 FTE) Continued internal analysis of auto-related exposure by widening focus to communities that could be negatively impacted Conducted 1-on-1 meetings with largest exposure pass credit clients to help them navigate through the economic crisis Learned that clients are prepared to handle 30% - 40% less revenue to survive the long-term Michigan economic challenges

Recently refreshed portfolio FICO scores Strong historical delinquency performance 1.5% annual net charge-off rate in 2008 Home Equity: 76% seasoned 24 months - no brokered < 30% is 2006 and 2007 vintage Approximately 47% in 1st lien position High Performing Consumer Portfolio

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Focus #1: Stay Client Focused Despite the decline in credit demand during the 1st quarter, we Extended $160 million of new commercial loans Renewed over $275 million of commercial loans Approved $180 million of consumer loans Expanded SBA lending initiatives Citizens is the #1 SBA lender in Michigan Continue to lend responsibly based on creditworthiness of the borrower - while not lowering our lending standards and in fact tightening them in some cases Continue investment in our communities

Focus #2: Strategic Planning Know who we are Primarily a retail and small business bank High client retention Strong branch model Understand our portfolio Where are our risks? How do we manage for them appropriately? What do we want the bank to look like? Build support, tracking, measurements, incentives around that How do we get there?

Focus #3: Protect and Manage Liquidity Be aggressive, but not top of the market We'd rather grow deposits from our footprint, our clients Pick our spots Where we can grow with less margin impact and a better return on advertising spend, we will focus there Understand impact of our strategy - might move some core into time Balance liquidity strategy within overall strategy

Focus #4: Manage Expenses Expenses are rising FDIC Insurance Costs Benefits Non Accrual Loans Be wary of expense diets Short term fixes often unsustainable Build new ways of delivering to client into strategic planning such as In branch image capture Mortgage outsourcing

Why Buy CRBC Solid capital and liquidity levels Competent team in place Forward looking credit priorities Simple, focused approach VLY FMER TCB CBSH BXS ASBC FULT SUSQ CMA WBS MI CRBC STSA TSFG East 244.2 189.5 173.4 152.7 150.1 138.1 119.5 116.2 64.8 39.3 33 31.1 28.6 17.9 Tangible Common Book Value of $5.41 per share Source: SNL Financial as of 5-1-09

Appendix

Quarterly Financial Performance & Trends Note: Core operating earnings exclude the effects of restructuring and merger related expenses and amortization of core deposit intangibles, net of tax.

Quarterly Non-Interest Income Trends

Quarterly Non-Interest Expense Trends

$53 million reductions achieved / targeted $34 million related to Republic merger (21% greater than anticipated) $16 million identified during 3Q08 $3 million targeted in 2009 (excluding FDIC special assessment and additional ORE and HFS writedowns) 1,022 FTE reduction since 2005 Non-Interest Expense and FTE Reductions 2005* 2006 2007 2008 1Q09 North 3197 2920 2502 2232 2175 Number of FTE at end of period 32% decrease * 2005 Proforma: 2,124 Citizens FTE + 1,073 Republic FTE

Lower Expense Levels Compared to Peers 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Citizens* 0.0314 0.0312 0.031 0.0314 0.0322 0.0313 0.0308 0.0234 0.0234 0.0254 0.0232 0.0236 0.0228 0.025 0.0226 0.0241 0.0247 Peer Median 0.0287 0.0287 0.0288 0.0291 0.0268 0.0262 0.0256 0.0259 0.0282 0.0277 0.0285 0.0283 0.0273 0.0273 0.0272 0.0351 0.0266 Source: SNL Financial * Citizens: 1Q05 - 3Q06 is legacy Citizens; 4Q06 is proforma for Republic merger; 2Q08 excludes goodwill impairment charge Non-Interest Expense / Average Assets %

Diversified Loan Portfolio At March 31, 2009 Commercial Commercial Real Estate Residential Mortgage Home Equity Other Direct Consumer Indirect Consumer East 2394.436 2944.265 1207.973 1145.342 260.317 802.116 Land Hold Land Development Construction Income Producing Owner Occupied East 54.2 121.2 257.7 1558.2 953 Commercial Real Estate $2,944 34% Commercial $2,394 29% Residential Mortgage $1,208 14% Home Equity $1,145 13% Indirect Consumer $802 9% Income Producing $1,558 53% Owner Occupied $967 33% ($ in millions) Total Portfolio Commercial Real Estate ($ in millions) Other Direct Consumer $260 3% Retail Office Warehouse/ Industrial Multi-Family Residential Medical Other (<5%) East 0.2007 0.1341 0.1226 0.1037 0.0476 0.0864 0.3049 Owner Occupied $953 32% Constr. $258 9% By Type By Collateral Land Devpt. $121 4% Land Hold $54 2%

Commercial Loan Concentration and Auto Related Exposure Are Small Real Estate Manufacturing Contractors Wholesale Trade Retail Trade Health Services Travel & Food Transportation/Warehousing Agriculture Professional Services Finance & Insurance Other Services Commercial Loan Concentrations 2550280 457795 430197 344621 331183 303398 162289 124855 97268 93924 76625 438375 Loan Concentrations as of 3-31-09 (by NAICS Code) We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50% Auto industry loans accounted for only 8.4% of total commercial outstandings Auto industry exposure accounted for 9.9% of total commercial loan exposure

Commercial & Consumer Loans 5 Year Trends 2004 2005 2006 2007 2008 1Q09 Commercial & Industrial 1633.8 1688.1 2004.9 2557.1 2602.3 2394.4 Commercial Real Estate 1255.9 1402.1 3120.6 3097.2 2964.7 2944.3 $5,567 $5,654 $5,126 $3,090 $2,890 (in millions) Commercial Loans 2004 2005 2006 2007 2008 1Q09 Mortgage 508.2 539.8 1543.5 1445.2 1262.8 1208 Direct (primarily home equity) 1169.6 1142 1721.4 1572.3 1452.2 1405.7 Indirect 825.9 844.1 840.6 829.4 820.5 802.1 Consumer Loans (in millions) $3,536 $2,504 $2,526 $4,106 $3,847 $5,339 $3,416

12-31-06 3-31-07 6-30-07 9-30-07 12-31-07 3-31-08 6-30-08 9-30-08 12-31-08 3-31-09 Commercial & Industrial 2004.9 1993.7 2153.2 2236.2 2557.1 2653.8 2703.8 2703.7 2602.334 2394.4 Income Producing 1237.1 1351.7 1338.9 1338.8 1526 1567.3 1569.9 1533.2 1556.2 1558.2 Owner Occupied 1132 1077.7 1115.6 1113.5 997 1015.6 1009.3 999.6 967.3 953 Land Hold, Land Development & Construction 751.5 727.8 631.5 616.2 574.2 591.5 522.4 537.5 441.2 433.1 $5,828 $5,774 $5,567 $5,654 (in millions) Commercial Portfolio $5,805 Quarterly Trends $5,339

Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans 30-89 Day Past Due 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 11 37 40 65 33.4 22.3 43.7 36.4 32.3% 0.015 0.0581 0.0652 0.1132 0.056 0.0427 0.0813 0.0825 0.073 NPLs/ Loans NCOs/ Avg. Loans Portfolio Overview Small piece of overall portfolio contributing to large portion of NPLs and NCOs Total portfolio is down 27% from 1Q08 No new Land Hold or Land Development since January 2007 Less than 19% of residential development in construction 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 8.5 8.3 30.9 9.1 21.1 8.3% 0.0592 0.0561 0.2367 0.0677 0.1913 0.0767 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 17 39 62 69 104 38.8 57.3 52.1 53.1% 0.023 0.061 0.101 0.12 0.175 0.0743 0.107 0.1181 0.123 % of Total 25% 18% 12% 20% 13% 13% % of Total 43% 47% 45% 41% 26% 23% % of Total 36% 41% 28% 25% 17% 12% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Annual run rate of 16.0%

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 0 3.2 0.7 2.2 0.8 11.1 5.7 24.8 10.2% 0 0.0052 0.0011 0.0034 0.0012 0.0172 0.009 0.0393 0.0162 Large Portion of CRE - Manageable Stress Income Producing and Owner Occupied 30-89 Day Past Due Portfolio Overview 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 19 41 42 74.3 48.3 67.1 71.4 114.2 101.6% 0.008 0.017 0.017 0.029 0.019 0.0259 0.0282 0.045 0.04 % of Total 28% 25% 35% 33% 39% 42% NPLs/ Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 24 22 36 41.2 64 36.2 75.3 110.4 182.89% 0.0098 0.009 0.0145 0.0163 0.0248 0.014 0.0297 0.044 0.073 % of Total 22% 25% 26% 33% 36% 43% NCOs/ Avg. Loans % of Total 11% 5% 16% 25% 31% 28% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Income Producing portfolio is down 1% from 1Q08 Owner Occupied portfolio is down 6% from 1Q08 Appraisals reflect stronger real estate values due to ongoing cash flows from these businesses Annual run rate of 1.4%* * Excludes $17.5 million credit write-down in 4Q08 $7.3* 1.2%

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans 30-89 Day Past Due Portfolio Overview 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 27 23 22 39 40 29.5 29.1 56.5 47.1% 0.014 0.011 0.01 0.015 0.015 0.01094 0.0108 0.0217 0.0197 % of Total 15% 21% 16% 14% 19% 37% NPLs/ Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 9 9 9 13 20 31.6 38.2 64.6 83.7% 0.004 0.004 0.004 0.005 0.008 0.0117 0.0141 0.0248 0.035 % of Total 7% 8% 23% 17% 21% 20% NCOs/ Avg. Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 0 1.8 0.6 1.4 0.9 0.6 0.4 21.9 8% 0 0.003 0.001 0.002 0.0014 0.0009 0.0006 0.0337 0.0133 % of Total 7% 5% 1% 2% 27% 22% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Citizens core franchise is performing well due to portfolio clean-up between 2002 - 2004 Total portfolio is down 10% from 1Q08 Includes $232 million ABL balance Watchlist includes $153 million ABL (normal grading) * Excludes $19.3 million credit write-down in 4Q08 Annual run rate of 0.4%* $2.6* 0.4%

2003 2004 2005 2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 Mortgage 492.7 508.2 539.8 1543.5 1518.198 1494.45 1460.993 1445.2 1393.801 1308.729 1279.696 1262.841 1207.973 Direct (primarily home equity) 998.3 1169.6 1142 1721.4 1677.842 1636.026 1602.126 1572.3 1531.905 1502.302 1481.38 1452.166 1405.659 Indirect 743.9 825.9 844.1 840.6 831.302 846.252 851.436 829.4 818.901 832.836 843.126 820.536 802.116 (in millions) Consumer Portfolio $3,604 $3,745 $3,847 $3,536 $3,644 Quarterly Trends $3,416

30-89 Day Past Due Portfolio Overview Recently refreshed portfolio FICO scores Strong historical delinquency performance 76% of HE is seasoned 24 months - no brokered <30% of HE is 2006 and 2007 vintage Approximately 47% of HE in 1st lien position Includes residential construction balance of $33 million Disciplined Underwriting Showing Strong Results Consumer Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 55 70 74 87 68 71.3 70.8 83.5 61% 0.014 0.018 0.019 0.023 0.018 0.0196 0.0197 0.0236 0.0179 % of Total 33% 36% 37% 33% 29% 25% NPLs/ Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 39 46 46 63 61 30.1 58.6 77.2 107.6% 0.0098 0.0115 0.0116 0.0163 0.0163 0.0083 0.0163 0.0218 0.0315 % of Total 33% 24% 22% 25% 25% 25% NCOs/ Avg. Loans 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 $ 3.9 4.5 6.1 7.6 7.4 26.7 7.2 13.2 10.2% 0.0039 0.0045 0.0062 0.0079 0.0079 0.029 0.00799 0.0149 0.0119 % of Total 39% 43% 39% 32% 16% 28% CRBC 30-89 Days CRBC NCOs CRBC NPLs ($ in millions) ($ in millions) ($ in millions) Annual run rate of 1.6% Consistent Trends

Proven Success in Loan Work Out Established LHFS classification for our riskiest assets which are written to liquidation values 1Q07 transferred $103.7 million in conjunction with Republic integration, recognized $35.1million write- down with transfer 2Q08 transferred $127.9 million, recognized $35.1 million write-down with the transfer, accelerating loss recognition Loans held for sale balances are decreasing Continue to work with existing borrowers when appropriate in order to optimize long-term remaining value of collateral Loans Held For Sale Balances 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Loans Held for Sale 103.922 85.93 76.384 75.832 81.537 111.542 106.531 91.362 89.82 (in millions) Net transfer in of $68.6 million Net transfer in of $92.8 million

Aggressive Non-Performing Asset Management

Prudently Building Reserve in Uncertain Economy 1Q08 2Q08 3Q08 4Q08 1Q09 Net Charge-Offs 17.444 69.29 22.381 80.971 36.691 Reserve as % of loans 0.0184 0.0192 0.0232 0.028 0.0323 Reserve Increase 13.175 5.19 36.009 37.594 27.326 (in millions) Includes $35 million write-down for loans transferred to LHFS Includes $45 million charged-off on 4 commercial loans 1Q08 2Q08 3Q08 4Q08 1Q09 Specific Allocated Allowance 17.395 17.627 35.61 39.885 46.567 Risk Allocated Allowance 159.133 164.091 182.117 215.437 236.08 (in millions) $283 $255 $218 $182 $177 60% increase in allowance while loans decreased 9% since 1Q08 Allowance for Loan Losses

LLR / Loans % Source: SNL Financial MRQ as of 5-1-09 Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet 2006 2007 2008 1Q09 CRBC 0.0183 0.0172 0.028 0.0323 Peer Group Median 0.011 0.0122 0.0148 0.0159 Citizens has proven expertise in credit workout CRBC TSFG MI STSA WBS ASBC CMA FULT CBSH FMER BXS SUSQ TCB VLY East 0.0323 0.028 0.0275 0.0231 0.0223 0.0192 0.0168 0.0159 0.0158 0.0144 0.0136 0.0135 0.0131 0.0097

Peer Group Composition